UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 9, 2023

PC Connection, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-23827	02-0513618
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

730 Milford Road Merrimack, New Hampshire	03054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (603) 683-2000

N/A
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On February 9, 2023, PC Connection, Inc. announced its financial results for the quarter and year ended December 31, 2022.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 7.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure

On February 9, 2023, Connection also announced in the press release attached as Exhibit 99.1 that its Board of Directors had declared a quarterly cash dividend.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release issued by PC Connection, Inc. on February 9, 2023.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2023	PC CONNECTION, INC.

	By:	/s/ Thomas C. Baker
Thomas C. Baker
Senior Vice President, Chief Financial Officer & Treasurer